Credit Suisse First Boston

ABSC 2005 - HE1

Group 1

3,684 records

Balance: 697,932,134

Group 1

1. Principal Balance at Origination

				Weighted	Weighted	Weighted
	Number Of	Aggregate Original	% Loans by Original	Average	Average	Average	% Owner
Principal Balance at Origination	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
25,001 - 50,000	39	$1,761,818.00	0.25%	602	68.80%	8.04%	79.50%
50,001 - 75,000	205	13,138,713.40	1.88	591	79.26	7.957	88.83
75,001 - 100,000	342	30,464,478.00	4.36	603	80.32	7.629	92.74
100,001 - 125,000	421	47,669,246.00	6.83	611	79.47	7.222	95.05
125,001 - 150,000	372	51,188,162.59	7.33	616	80.16	7.129	92.52
150,001 - 175,000	394	63,975,168.00	9.17	612	80.18	7.129	96.46
175,001 - 200,000	373	69,909,810.40	10.02	621	78.72	6.935	96.3
200,001 - 250,000	634	143,058,339.00	20.5	629	78.42	6.738	93.22
250,001 - 300,000	472	129,680,537.00	18.58	633	80.88	6.78	93.69
300,001 - 400,000	402	133,317,565.00	19.1	639	80.86	6.554	95.45
400,001 - 500,000	25	10,987,665.00	1.57	644	82.72	6.829	96.28
500,001 - 600,000	5	2,830,250.00	0.41	707	81.99	6.697	80.48
Total:	3,684	$697,981,752.39	100.00%	626	79.89%	6.89%	94.27%
Mimimum Original Balance: 28,918
Maximum Original Balance: 588,000
Average Original Balance: 189,463

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2. Remaining Principal Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Principal Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
25,001 - 50,000	39	$1,761,527.27	0.25%	602	68.80%	8.04%	79.50%
50,001 - 75,000	205	13,137,858.93	1.88	591	79.26	7.957	88.83
75,001 - 100,000	342	30,462,000.01	4.36	603	80.32	7.629	92.74
100,001 - 125,000	421	47,666,835.27	6.83	611	79.47	7.222	95.05
125,001 - 150,000	373	51,333,214.66	7.36	616	80.11	7.125	92.54
150,001 - 175,000	393	63,817,545.82	9.14	612	80.22	7.131	96.46
175,001 - 200,000	373	69,904,594.64	10.02	621	78.72	6.935	96.3
200,001 - 250,000	634	143,051,363.31	20.5	629	78.42	6.738	93.22
250,001 - 300,000	472	129,674,527.40	18.58	633	80.88	6.78	93.69
300,001 - 400,000	402	133,307,184.62	19.1	639	80.86	6.554	95.45
400,001 - 500,000	25	10,985,702.83	1.57	644	82.72	6.829	96.28
500,001 - 600,000	5	2,829,778.77	0.41	707	81.99	6.697	80.48
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Mimimum Remaining Balance: 28,849
Maximum Remaining Balance: 588,000
Average Remaining Balance: 189,450

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3. Fico Scores

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Fico Scores	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 500	7	$865,600.00	0.12%	500	66.07%	8.21%	100.00%
501 - 525	230	35,101,360.07	5.03	514	75.71	8.39	98.44
526 - 550	343	57,378,388.98	8.22	539	77.14	7.848	99.2
551 - 575	422	74,181,861.81	10.63	562	79.01	7.209	98.84
576 - 600	463	82,978,872.18	11.89	588	78.93	6.957	97
601 - 625	444	81,953,519.71	11.74	613	81.03	6.792	93.96
626 - 650	613	122,555,262.89	17.56	638	80.35	6.6	96.45
651 - 675	481	99,350,940.19	14.24	663	80.17	6.569	93.29
676 - 700	306	60,597,843.07	8.68	686	82.13	6.498	89.86
701 - 725	167	37,282,432.74	5.34	712	81.85	6.516	83.25
726 - 750	107	24,539,501.72	3.52	737	81.03	6.312	88.44
751 - 775	72	14,920,524.52	2.14	761	82.41	6.489	83.76
776 - 800	22	4,875,091.37	0.7	787	81.27	6.538	71.1
801 - 825	7	1,350,934.28	0.19	806	82.18	6.881	56.63
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum FICO: 500
Maximum FICO: 816
WA FICO: 626

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4. Original Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
121 - 180	57	$6,074,024.49	0.87%	627	74.48%	7.14%	94.74%
181 - 240	20	2,828,287.06	0.41	624	75.68	6.676	100
241 - 300	19	2,598,280.00	0.37	667	83.22	6.206	91.65
301 - 360	3,588	686,431,541.98	98.35	626	79.94	6.896	94.25
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 358

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5. Remaining Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 180	57	$6,074,024.49	0.87%	627	74.48%	7.14%	94.74%
181 - 348	39	5,426,567.06	0.78	644	79.29	6.451	96
349 - 360	3,588	686,431,541.98	98.35	626	79.94	6.896	94.25
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Remaining Term: 176
Maximum Remaining Term: 360
WA Remaining Term: 356

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6. Property Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Property Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Single Family	2,747	$499,194,734.50	71.52%	618	79.61%	6.93%	95.96%
2-4 Unit	271	71,052,453.56	10.18	652	80.15	6.919	81.95
Condominium	306	59,378,695.08	8.51	650	80.61	6.584	94.46
PUD - Detached	255	48,260,735.66	6.91	627	81.01	6.917	94.58
PUD - Attached	105	20,045,514.73	2.87	637	81.22	6.812	94.66
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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7. Occupancy Status

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Occupancy Status	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Primary Residence	3,458	$657,957,098.68	94.27%	623	79.71%	6.87%	100.00%
Investment Property	173	30,270,880.92	4.34	671	82.52	7.376	0
Second Home	53	9,704,153.93	1.39	677	84.16	6.985	0
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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8. Loan Purpose

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Purpose	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Refinance - Cashout	1,864	$353,736,058.21	50.68%	606	77.62%	6.91%	95.97%
Purchase	1,379	265,732,157.14	38.07	657	82.79	6.853	91.32
Refinance - Rate/Term	441	78,463,918.18	11.24	610	80.31	6.981	96.61
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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9. Original Loan to Value Ratio

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Loan to Value Ratio	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 50.00	97	$13,863,880.29	1.99%	608	42.65%	6.72%	93.82%
50.01 - 60.00	149	27,220,558.23	3.9	610	55.95	6.481	96.57
60.01 - 70.00	325	64,094,729.59	9.18	594	66.48	6.779	96.22
70.01 - 80.00	1,769	342,422,482.15	49.06	638	78.66	6.671	96.44
80.01 - 90.00	992	184,025,168.51	26.37	611	87.55	7.207	88.87
90.01 - 100.00	352	66,305,314.76	9.5	645	95.56	7.499	95.35
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Original Loan-to-Value Ratio: 11.96
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 79.89

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10. Geographic Distribution By Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Geographic Distribution By Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
California	1,130	$268,389,658.36	38.45%	636	76.95%	6.49%	94.84%
New York	199	49,642,731.90	7.11	633	80.28	6.867	94.12
Florida	296	44,749,278.83	6.41	616	81.85	7.374	92.97
New Jersey	173	38,020,934.83	5.45	618	79.77	7.045	94.51
Illinois	190	33,384,143.40	4.78	623	83.71	7.226	95.29
Texas	225	25,611,897.54	3.67	610	79.84	7.504	94.02
Massachusetts	90	22,117,104.91	3.17	626	80.59	7.03	89.91
Virginia	102	19,746,382.18	2.83	625	80.63	6.935	94.4
Maryland	98	18,824,459.00	2.7	619	79.69	6.841	96.71
Nevada	79	15,857,009.79	2.27	623	76.66	6.764	90.32
Washington	79	14,168,531.58	2.03	620	82.98	6.788	96.09
Other	1,023	147,420,001.21	21.12	614	83.57	7.275	94.02
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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11. Documentation

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Documentation	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Full Documentation	1,959	$345,724,947.76	49.54%	613	80.88%	6.78%	95.03%
Stated Documentation	1,077	215,437,347.09	30.87	628	77.42	7.213	92.75
Streamlined - Stated ( PITI Verified)	385	85,368,884.29	12.23	676	80.64	6.673	98.35
Limited Documentation	160	30,824,891.70	4.42	615	83.05	6.864	88.82
Lite Documentation	63	12,734,626.67	1.82	631	81.67	6.44	91.36
Full Alternative Documentation	40	7,841,436.02	1.12	632	80.69	6.675	84.45
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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12. Mortgage Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Mortgage Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 5.000	26	$5,586,175.84	0.80%	672	75.33%	4.97%	100.00%
5.001 - 5.500	141	33,034,539.08	4.73	662	74.14	5.377	97.94
5.501 - 6.000	545	120,608,846.96	17.28	652	76.42	5.863	97.09
6.001 - 6.500	677	141,631,815.73	20.29	646	79.16	6.31	95.97
6.501 - 7.000	713	140,547,760.95	20.14	630	80.09	6.801	95.01
7.001 - 7.500	428	77,877,316.14	11.16	614	81.18	7.316	91.17
7.501 - 8.000	515	83,956,878.37	12.03	598	82.95	7.786	88.54
8.001 - 8.500	263	42,124,542.49	6.04	592	85.12	8.292	92.28
8.501 - 9.000	214	33,442,166.50	4.79	571	83.5	8.782	93.68
9.001 - 9.500	79	10,435,450.18	1.5	552	80.14	9.269	90.52
9.501 - 10.000	58	6,436,902.82	0.92	545	82.9	9.721	96.81
10.001 - 10.500	13	1,233,538.47	0.18	533	75.15	10.226	100
10.501 - 11.000	6	608,450.00	0.09	520	77.37	10.809	100
11.001 - 11.500	4	235,550.00	0.03	525	71.76	11.217	100
11.501 - 12.000	2	172,200.00	0.02	509	69.79	11.77	100
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Rate: 3.375
Maximum Rate: 11.900
WA Rate: 6.894

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13. Maximum Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Maximum Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Not Applicable	622	$99,479,793.40	14.25%	634	77.07%	6.94%	94.50%
10.501 - 11.000	1	150,000.00	0.02	592	78.13	4.99	100
11.001 - 11.500	11	2,647,720.00	0.38	695	80.66	5.025	93.62
11.501 - 12.000	93	22,123,316.42	3.17	674	77.93	5.352	97.69
12.001 - 12.500	304	69,193,701.57	9.91	656	77.39	5.761	95.44
12.501 - 13.000	511	110,966,802.94	15.9	642	77.95	6.128	96.97
13.001 - 13.500	565	118,383,396.17	16.96	639	80.18	6.568	95.44
13.501 - 14.000	423	83,012,722.48	11.89	619	80.17	6.988	94.37
14.001 - 14.500	391	68,400,716.29	9.8	601	82.77	7.547	90.45
14.501 - 15.000	309	51,432,728.24	7.37	592	83.57	7.889	89.68
15.001 - 15.500	200	33,410,882.86	4.79	591	84.75	8.362	91.49
15.501 - 16.000	158	26,131,590.09	3.74	571	83.23	8.838	93.93
16.001 - 16.500	51	7,523,557.07	1.08	559	82.54	9.319	89.44
16.501 - 17.000	32	3,752,916.56	0.54	539	80.55	9.709	95.7
17.001 - 17.500	10	974,239.44	0.14	520	76.18	10.22	100
17.501 - 18.000	3	348,050.00	0.05	519	75.4	10.79	100
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Maximum Rate: 10.990
Maximum Maximum Rate: 17.830
WA Maximum Rate: 13.639

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14. Gross Margin

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Gross Margin	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Not Applicable	622	$99,479,793.40	14.25%	634	77.07%	6.94%	94.50%
0.501 - 1.000	1	318,400.00	0.05	684	80	6.2	100
2.501 - 3.000	1	157,600.00	0.02	599	80	7.99	100
3.001 - 3.500	4	1,123,280.00	0.16	742	83.03	5.499	80.67
3.501 - 4.000	1	130,500.00	0.02	679	90	5.89	100
4.001 - 4.500	5	975,901.00	0.14	657	73.63	5.895	67.36
4.501 - 5.000	210	43,191,724.63	6.19	651	79.88	6.444	97.1
5.001 - 5.500	737	142,414,653.88	20.41	619	81.23	6.641	95.01
5.501 - 6.000	1,170	231,398,922.22	33.15	629	79.68	6.869	94.09
6.001 - 6.500	461	91,730,344.59	13.14	621	80.17	7.014	94.14
6.501 - 7.000	279	54,050,214.93	7.74	604	79.43	7.314	95.3
7.001 - 7.500	127	21,335,916.86	3.06	617	83.66	7.537	87.52
7.501 - 8.000	66	11,624,882.02	1.67	614	85.02	7.94	88.29
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Minimum Gross Margin: 1.000
Maximum Gross Margin: 7.975
WA Gross Margin: 5.8295

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15. Next Rate Adjustment Date

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Next Rate Adjustment Date	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Not Applicable	622	$99,479,793.40	14.25%	634	77.07%	6.94%	94.50%
2005-03	5	1,253,780.00	0.18	736	83.75	5.54	82.69
2005-06	2	339,350.00	0.05	660	93.54	6.66	0
2006-06	2	198,849.17	0.03	630	80.92	6.883	100
2006-08	6	1,211,312.71	0.17	648	80.51	6.873	88.75
2006-09	20	3,998,881.30	0.57	608	80.78	7.415	93.68
2006-10	69	13,979,500.13	2	639	82.68	7.063	86.16
2006-11	488	98,815,512.71	14.16	629	79.81	6.814	93.13
2006-12	2,118	409,660,555.79	58.7	620	80.22	6.914	94.83
2007-01	183	34,164,861.00	4.9	632	82.9	7.242	94.51
2007-09	1	324,225.29	0.05	622	80	6.625	100
2007-10	3	478,596.47	0.07	646	84.78	6.816	100
2007-11	22	3,669,876.56	0.53	619	81.65	6.953	91.42
2007-12	79	15,807,230.00	2.26	629	78.27	6.269	95.27
2008-01	4	391,215.00	0.06	630	84.45	7.958	82.75
2008-02	1	208,000.00	0.03	647	80	6.175	100
2009-10	1	122,000.00	0.02	649	37.5	6.375	100
2009-11	14	3,242,400.00	0.46	656	83.06	6.342	92.97
2009-12	44	10,586,194.00	1.52	666	80.51	6.15	95.92
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Number of Months to Expiration Of Prepayment Penalty Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Not Applicable	1,095	$203,262,491.65	29.12%	622	81.40%	7.24%	92.83%
7- 12	136	30,436,683.06	4.36	644	79.3	6.816	93.4
13 - 24	1,957	381,238,899.76	54.62	624	79.71	6.751	95.09
25 - 36	496	82,994,059.06	11.89	637	77.23	6.746	94.4
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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17. Loan Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
25 Yr 1 Month Libor -Interest Only ARM	5	$1,253,780.00	0.18%	736	83.75%	5.54%	82.69%
2/28 ARM	2,551	483,552,184.59	69.28	614	80.22	7.028	93.76
2/28 ARM - 2Yr Interest Only	105	24,313,582.00	3.48	675	81.71	6.463	99.26
2/28 ARM - 5Yr Interest Only	228	54,017,825.62	7.74	681	81.3	6.198	96.65
3/27 ARM	101	18,735,475.27	2.68	619	78.78	6.486	93.97
3/27 ARM - 3 Yr Interest Only	10	2,331,150.00	0.33	681	80.73	5.963	100
5/25 ARM	23	4,477,548.65	0.64	647	83.09	6.409	90.35
5/25 ARM - 5Yr Interest Only	37	9,431,444.00	1.35	671	79.22	6.098	97.58
6 Month Libor ARM	2	339,350.00	0.05	660	93.54	6.66	0
Fixed - 15 Year	57	6,074,024.49	0.87	627	74.48	7.135	94.74
Fixed - 20 Year	20	2,828,287.06	0.41	624	75.68	6.676	100
Fixed - 25 Year	14	1,344,500.00	0.19	603	82.72	6.827	100
Fixed - 30 Year	531	89,232,981.85	12.79	635	77.21	6.938	94.23
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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18. Credit Grade

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Credit Grade	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
A	442	$82,835,197.43	11.87%	626	81.37%	6.67%	94.41%
AA	2,097	411,185,513.22	58.91	652	80.72	6.716	92.85
A-	335	58,465,867.69	8.38	585	78.18	7.073	96.48
A+	219	41,738,567.59	5.98	585	80.55	7.237	96.34
B	324	55,432,542.04	7.94	549	75.54	7.713	98.66
B+	168	31,111,108.22	4.46	569	81.03	7.22	97.16
C	92	15,763,057.34	2.26	565	67.85	7.669	96.66
C-	2	146,500.00	0.02	515	71.98	11.682	100
FICO	5	1,253,780.00	0.18	736	83.75	5.54	82.69
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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19. Lien Position

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Lien Position	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
1	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%
Total:	3,684	$697,932,133.53	100.00%	626	79.89%	6.89%	94.27%

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Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
12/15/2004 13:38

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